UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 20, 2017

Heatwurx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-184948	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Coca Cola Drive, Suite 106,

Hanover, Maryland 21076

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (443) 776-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]  Written communications pursuant to Rule 425 under the Securities Act

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

  [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

  [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01

REGULATION FD DISCLOSURE.

A copy of a slide presentation (“Presentation Materials”) that Heatwurx, Inc. ("Heatwurx") intends to use during presentations made before groups and in hosting one-on-one meetings with individual investors, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While Heatwurx may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, Heatwurx specifically disclaims any obligation to do so. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description

99.1	Heatwurx, Inc. Investor Presentation dated October 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heatwurx, Inc.

Date: October 20, 2017	By /s/ David Young
David Young Chief Executive Officer

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